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                                                        Exhibit 99.B(h)(6)(A)(i)

[ING FUNDS LOGO]

                                     FORM OF

February 25, 2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio and ING Lifestyle Moderate Portfolio, each a new series of ING Investors Trust, ING Principal Protection Fund X and ING Principal Protection Fund XI, each a new series of ING Equity Trust, and ING VP Real Estate Portfolio, a new series of ING Variable Products Trust, (the "New Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned New Funds to AMENDED AND RESTATED EXHIBIT A of the Agreement.

     The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING Strategic Bond Fund, ING VP Emerging Countries Portfolio, ING VP International Portfolio and ING VP International SmallCap Portfolio as these funds have been dissolved.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                             Very sincerely,


                                             Robert S. Naka
                                             Senior Vice President
                                             ING Investors Trust
                                             ING Equity Trust
                                             ING Variable Products Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:
       ------------------------------------

Name:
       ------------------------------------

Title:                    , Duly Authorized
       ------------------------------------


                                                             ING Investors Trust
7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000                ING Equity Trust
Scottsdale, AZ 85258-2034      Fax: 480-477-2700     ING Variable Products Trust
                               www.ingfunds.com

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                     FORM OF AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                           TYPE OF             STATE OF           TAXPAYER
TAXPAYER/FUND NAME                                      ORGANIZATION         ORGANIZATION         I.D. NO.
------------------                                      ------------         ------------         --------
ING CORPORATE LEADERS TRUST FUND                        Trust                New York            13-6061925

ING EQUITY TRUST                                        Business Trust       Massachusetts       N/A
   ING Convertible Fund                                                                          33-0552461
   ING Disciplined LargeCap Fund                                                                 06-1533751
   ING Equity and Bond Fund                                                                      33-0552418
   ING Financial Services Fund                                                                   95-4020286
   ING Growth Opportunities Fund                                                                 04-2886865
   ING LargeCap Growth Fund                                                                      33-0733557
   ING LargeCap Value Fund                                                                       20-0437128
   ING MidCap Opportunities Fund                                                                 06-1522344
   ING MidCap Value Fund                                                                         86-1048451
   ING Principal Protection Fund                                                                 86-1033467
   ING Principal Protection Fund II                                                              86-1039030
   ING Principal Protection Fund III                                                             86-1049217
   ING Principal Protection Fund IV                                                              82-0540557
   ING Principal Protection Fund V                                                               27-0019774
   ING Principal Protection Fund VI                                                              48-1284684
   ING Principal Protection Fund VII                                                             72-1553495
   ING Principal Protection Fund VIII                                                            47-0919259
   ING Principal Protection Fund IX                                                              20-0453800
   ING Principal Protection Fund X                                                               20-0584080
   ING Principal Protection Fund XI                                                              20-0639761
   ING Real Estate Fund                                                                          43-1969240
   ING SmallCap Opportunities Fund                                                               04-2886856
   ING SmallCap Value Fund                                                                       86-1048453
   ING Tax Efficient Equity Fund                                                                 23-2978988

ING FUNDS TRUST                                         Business Trust       Delaware            N/A
   ING Classic Money Market Fund                                                                 23-2978935
   ING GNMA Income Fund                                                                          22-2013958
   ING High Yield Bond Fund                                                                      23-2978938
   ING High Yield Opportunity Fund                                                               33-0715888

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
                                                           TYPE OF             STATE OF           TAXPAYER
TAXPAYER/FUND NAME                                      ORGANIZATION         ORGANIZATION         I.D. NO.
------------------                                      ------------         ------------         --------
ING FUNDS TRUST(CONT.)
   ING Intermediate Bond Fund                                                                    52-2125227
   ING Lexington Money Market Trust                                                              13-6766350
   ING Money Market Fund                                                                         86-0955273
   ING National Tax-Exempt Bond Fund                                                             23-2978941

ING INVESTMENT FUNDS, INC.                              Corporation          Maryland            N/A
   ING MagnaCap Fund                                                                             22-1891924

ING INVESTORS TRUST                                     Business Trust       Massachusetts       N/A
   ING American Funds Growth Portfolio                                                           55-0839555
   ING American Funds Growth-Income Portfolio                                                    55-0839542
   ING American Funds International Portfolio                                                    55-0839952
   ING Evergreen Health Sciences Portfolio                                                       20-0573913
   ING Evergreen Omega Portfolio                                                                 20-0573935
   ING Lifestyle Aggressive Growth Portfolio                                                     20-0573999
   ING Lifestyle Growth Portfolio                                                                20-0573986
   ING Lifestyle Moderate Growth Portfolio                                                       20-0573968
   ING Lifestyle Moderate Portfolio                                                              20-0573946

ING MAYFLOWER TRUST                                     Business Trust       Massachusetts       N/A
   ING Growth + Value Fund                                                                       06-1465531
   ING International Value Fund                                                                  06-1472910

ING MUTUAL FUNDS                                        Business Trust       Delaware            N/A
   ING Emerging Countries Fund                                                                   33-0635177
   ING Foreign Fund                                                                              72-1563685
   ING Global Equity Dividend Fund                                                               55-0839557
   ING Global Real Estate Fund                                                                   86-1028620
   ING International Fund                                                                        22-3278095
   ING International SmallCap Growth Fund                                                        33-0591838
   ING Precious Metals Fund                                                                      13-2855309
   ING Russia Fund                                                                               22-3430284
   ING Worldwide Growth Fund                                                                     33-0552475

ING PRIME RATE TRUST                                    Business Trust       Massachusetts       95-6874587

ING SENIOR INCOME FUND                                  Business Trust       Delaware            86-1011668

ING VARIABLE INSURANCE TRUST                            Business Trust       Delaware            N/A
   ING GET U.S. Core Portfolio - Series 1                                                        43-2007006
   ING GET U.S. Core Portfolio - Series 2                                                        41-2107140
   ING GET U.S. Core Portfolio - Series 3                                                        32-0090501

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
                                                           TYPE OF             STATE OF           TAXPAYER
TAXPAYER/FUND NAME                                      ORGANIZATION         ORGANIZATION         I.D. NO.
------------------                                      ------------         ------------         --------
ING VARIABLE INSURANCE TRUST (CONT.)
   ING GET U.S. Core Portfolio - Series 4                                                        32-0090502
   ING GET U.S. Core Portfolio - Series 5                                                        32-0090504
   ING GET U.S. Core Portfolio - Series 6                                                        32-0090505
   ING GET U.S. Opportunity Portfolio - Series 1                                                 43-2007032
   ING GET U.S. Opportunity Portfolio - Series 2                                                 TBD
   ING VP Worldwide Growth Portfolio                                                             25-6705433

ING VARIABLE PRODUCTS TRUST                             Business Trust       Massachusetts       N/A
   ING VP Convertible Portfolio                                                                  86-1028318
   ING VP Disciplined LargeCap Fund                                                              06-6397003
   ING VP Financial Services Portfolio                                                           86-1028316
   ING VP Growth + Value Portfolio                                                               06-6396994
   ING VP Growth Opportunities Portfolio                                                         06-6493759
   ING VP High Yield Bond Portfolio                                                              06-6396995
   ING VP International Value Portfolio                                                          06-6453493
   ING VP LargeCap Growth Portfolio                                                              86-1028309
   ING VP MagnaCap Portfolio                                                                     06-6493762
   ING VP MidCap Opportunities Portfolio                                                         06-6493760
   ING VP Real Estate Portfolio                                                                  20-0453833
   ING VP SmallCap Opportunities Portfolio                                                       06-6397002

ING VP EMERGING MARKETS FUND, INC.                      Corporation          Maryland            06-1287459

ING VP NATURAL RESOURCES TRUST                          Business Trust       Massachusetts       22-2932678

USLICO SERIES FUND                                      Business Trust       Massachusetts       N/A
   The Asset Allocation Portfolio                                                                54-1499147
   The Bond Portfolio                                                                            54-1499901
   The Money Market Portfolio                                                                    54-1499149
   The Stock Portfolio                                                                           54-1499398

Last Approved: February 25, 2004

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